Exhibit 31.2

CERTIFICATION PURSUANT TO SECTION 302 OF THE

SARBANES-OXLEY ACT OF 2002

I, Michael Bruch, certify that:

1.	I have reviewed this annual report on Form 10-K of Cesca Therapeutics Inc.;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date:	September 24, 2015	By:	/s/ Michael Bruch
Interim Chief Financial Officer
Principal Financial Officer